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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-75027) pertaining to the CoreComm Limited 1998 Stock Option Plan of our report dated April 13, 1999, with respect to the consolidated financial statements of USN Communications, Inc. included in this Current Report (Form 8-K/A).

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
July 6, 1999